AUDIOVOX CORPORATION

                         Offer To Purchase For Cash
                  Any Or All Of Its Outstanding Warrants,
                    Each Exercisable At $7 1/8 Per Share
                          of Class A Common Stock
                                     At
                             $1.30 Per Warrant

                           LETTER OF TRANSMITTAL

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  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
   CITY TIME, ON FRIDAY, SEPTEMBER 4, 1998 UNLESS THE OFFER IS EXTENDED.
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               TO: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Facsimile Transmission:   By Mail, Hand or Overnight    For Information:
      (212) 509-5150                Delivery:               (212) 509-4000
   Attn: Reorganization      Continental Stock Transfer
        Department                & Trust Company
                               2 Broadway, 19th Floor
                              New York, New York 10004

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or any other materials relating to the Offer may be directed to the Dealer Manager. Warrantholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

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                    THE DEALER MANAGER FOR THE OFFER IS:
                       Ladenburg Thalmann & Co. Inc.
                               (212) 409-2008
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     The undersigned  acknowledges receipt of the Offer to Purchase,  dated
August 10, 1998 (the "Offer to Purchase"), of Audiovox Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (which together constitute the "Offer"), pursuant to which the Company is offering to purchase all of its outstanding warrants (the "Warrants"), at a price, net to the seller in cash, of $1.30 per Warrant. Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock, $.01 par value per share, of the Company at the exercise price of $7 1/8 per share, subject to adjustment, from the date of issuance until March 15, 2001, unless sooner terminated under the circumstances described below.

     THE OFFER IS NOT SUBJECT TO ANY FINANCING CONDITION OR TO THE TENDER OF A MINIMUM NUMBER OF WARRANTS PURSUANT TO THE OFFER. THE OFFER IS SUBJECT TO ONLY THOSE CONDITIONS SET FORTH IN SECTION 8 OF THE OFFER TO PURCHASE.

     UNDER THE TERMS OF THE WARRANTS, IF LESS THAN 5% OF THE WARRANTS INITIALLY ISSUED REMAIN OUTSTANDING AT ANY TIME, THE COMPANY MAY ELECT, BY WRITTEN NOTICE TO EACH HOLDER OF WARRANTS, THAT THE WARRANTS WILL EXPIRE ON THE 30TH DAY AFTER DELIVERY OF SUCH NOTICE. THE COMPANY INTENDS TO MAKE SUCH ELECTION IF MORE THAN 95% OF THE WARRANTS ARE TENDERED PURSUANT TO THE OFFER.

     Unless an Agent's Message is utilized (i.e., tenders of Warrants are to be made by book-entry transfer to the Depositary), this Letter of Transmittal must be used whether (a) Warrant certificates are to be physically delivered herewith to Continental Stock Transfer & Trust Company, as Depositary for the Offer (the "Depositary"), or (b) tenders are to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase under "Section 5. Procedure for Tendering of Warrants." Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Offer to Purchase.



                 NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW
         PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS CONTAINED HEREIN

     Warrantholders who wish to tender their Warrants and whose Warrants are not immediately available, who cannot deliver their Warrants and any other documents required hereby prior to 12:00 midnight, New York City time, on the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Warrants according to the guaranteed delivery procedures set forth in the Offer to Purchase under "Section 5. Procedure for Tendering of Warrants."

[  ]  CHECK HERE IF TENDERED WARRANT CERTIFICATES ARE ENCLOSED HEREWITH.

[  ]  CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED WARRANT
      CERTIFICATES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY:

      Name(s) of Registered Holder(s):
                                       ------------------------------------
      Window Ticket No. (if any):
                                       ------------------------------------
      Date of Execution of Notice of Guaranteed Delivery:
                                                          -----------------
      Name of Institution Which Guaranteed Delivery:
                                                     ----------------------

     List below the Warrants that are to be tendered pursuant to the Offer to Purchase. If the space below is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.


                      DESCRIPTION OF WARRANTS TENDERED

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          NAME AND ADDRESS                          PLEASE FILL IN
      OF REGISTERED HOLDER (A)                    NUMBERS AND AMOUNTS
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                                       (1)           (2)            (3)
                                     WARRANT      AGGREGATE      NUMBER OF
                                   CERTIFICATE    NUMBER OF       WARRANTS
                                     NUMBER        WARRANTS     TENDERED (B)
                                  -----------------------------------------


                                  -----------------------------------------


                                  -----------------------------------------


                                  -----------------------------------------


                                  -----------------------------------------


                                  -----------------------------------------


                                  -----------------------------------------

                                  TOTAL
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(A)  Any beneficial  owner whose Warrants are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Warrants should contact such registered holder promptly and instruct such registered holder to tender the Warrants on his or her behalf. If such beneficial holder wishes to tender warrants on his or her own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering
     such   holder's   Warrant   certificates,   either  make   appropriate
     arrangements to register ownership of the Warrants in such holder's name or obtain a properly completed power from the registered holder. THE TRANSFER OF RECORD OWNERSHIP OF THE WARRANTS MAY TAKE CONSIDERABLE TIME AND, DEPENDING ON WHEN SUCH TRANSFER IS REQUESTED, MAY NOT BE ACCOMPLISHED PRIOR TO THE EXPIRATION DATE.

(B) Unless otherwise indicated, it will be assumed that all Warrants evidenced by each Warrant certificate delivered to the Depositary are being tendered hereby.



Ladies and Gentlemen:

     Subject to, and effective upon, acceptance for payment of the Warrants tendered herewith, in accordance with the terms and subject to the conditions set forth in the Offer to Purchase, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in the above-described Warrants that are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Warrants tendered hereby, and that when the same are accepted for purchase by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and such Warrants shall not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the purchase of the Warrants tendered hereby and constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the Warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) present such Warrants for registration and transfer on the books of the Company and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the Warrants all in accordance with the terms of the Offer.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, the tender of Warrants submitted herewith is irrevocable.

     The undersigned understands that tenders of Warrants pursuant to any one of the procedures described in Offer to Purchase under "Section 5. Procedure for Tendering of Warrants" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position" in the Warrants being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act, and (b) the tender of such Warrants complies with Rule 14e-4. The Company's acceptance for payment of Warrants tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and conditions of the Offer.

     The Offer to Purchase is subject to a number of conditions, each of which may be waived or modified by the Company, as described in the Offer to Purchase under the caption "Section 8. Certain Conditions of the Offer." THE UNDERSIGNED RECOGNIZES THAT, AS A RESULT OF SUCH CONDITIONS, THE COMPANY MAY NOT BE REQUIRED TO ACCEPT THE WARRANTS TENDERED HEREBY. In such event, the tendered Warrants not accepted for purchase will be returned to the undersigned at the address shown below the undersigned's signature(s), unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" below.

     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the check for the purchase price of the Warrants purchased or Warrant certificates evidencing Warrants (if any) not tendered or not accepted for purchase in the name(s) of the registered holder(s) appearing under the "Description of Warrants Tendered" above. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price of the Warrants purchased or Warrant certificates evidencing Warrants (if any) not tendered or not accepted for purchase to the address(es) of the registered holder(s) appearing under the "Description of Warrants Tendered" above.



                       SPECIAL ISSUANCE INSTRUCTIONS

     To be completed ONLY if the check for the purchase price of the Warrants purchased or Warrant certificates evidencing Warrants (if any) not tendered or not accepted for purchase are to be issued in the name of someone other than the person whose signature appears on the face of the Warrants.

Issue (check appropriate box(es)):

      [  ]  Check [  ]  Warrants to:

Name(s):
          -----------------------------------------------------------------
Address(es):
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                              (INCLUDE ZIP CODE)


                        (COMPLETE SUBSTITUTE FORM W-9)


Tax Identification or Social Security No.:
                                           --------------------------------

                       SPECIAL DELIVERY INSTRUCTIONS

     To be completed ONLY if the check for the purchase price of the Warrants purchased or Warrant certificates evidencing Warrants (if any) not tendered or not accepted for purchase are to be mailed to someone other than the person whose signature appears on the face of the Warrants or to such persons at an address other than that shown in the box entitled "Description of Warrants Tendered."

Mail (check appropriate box(es)):

      [  ]  Check [  ]  Warrants to:

Name(s):
          -----------------------------------------------------------------
Address(es):
          -----------------------------------------------------------------

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---------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)


                        (COMPLETE SUBSTITUTE FORM W-9)


Tax Identification or Social Security No.:
                                          ---------------------------------



                                SIGNATURE(S)


             IMPORTANT: A HOLDER WHO WISHES TO TENDER WARRANTS
         IN THE TENDER OFFER MUST SIGN WHETHER OR NOT SUCH WARRANT
             CERTIFICATES ARE BEING PHYSICALLY TENDERED HEREBY
 (See Instructions 1 and 2 and the instructions in Section 5 of the Offer to
                                  Purchase)

Signature of Registered Holder or
Authorized Signatory:
                     ------------------------------------------------------
Type or Print Name:
                    -------------------------------------------------------
Dated:
          -----------------------------------------------------------------
Tax Identification or Social Security No:
                                         ----------------------------------


Signature of Registered Holder or
Authorized Signatory (if more than one):
                                        -----------------------------------
Type or Print Name:
                   --------------------------------------------------------
Dated:
          -----------------------------------------------------------------
Tax Identification or Social Security No:
                                          ---------------------------------


     Must be signed by registered holder(s) exactly as his, her or its name(s) appear(s) on the certificate(s) for the tendered Warrants or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 (please print):

Name:
          -----------------------------------------------------------------
Address:
          -----------------------------------------------------------------

          -----------------------------------------------------------------

          -----------------------------------------------------------------
Area Code and Telephone No.:
                            -----------------------------------------------
Capacity (Full Title):
                      -----------------------------------------------------


                         GUARANTEE OF SIGNATURE(S)
                               (If required)
                            (See Instruction 2)
Name of Firm:
             --------------------------------------------------------------
Authorized Signature:
                     ------------------------------------------------------
Title:
      ---------------------------------------------------------------------
Dated:         , 1998
      ---------
                    (Please complete Substitute Form W-9
              on the last page of this Letter of Transmittal)



                                INSTRUCTIONS

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR WARRANTS. Unless an Agent's Message is utilized, this Letter of Transmittal must be used whether (a) certificates for Warrants are to be physically delivered to the Depositary herewith or (b) tenders are to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase.

     Certificates for all physically delivered Warrants, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal on or prior to 12:00 midnight, New York City time, on the Expiration Date. Warrantholders who cannot deliver their Warrants and all other required documents to the Depositary on or prior to such time must tender their Warrants pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase under the caption "Section 5. Procedure for Tendering of Warrants--Guaranteed Delivery." Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary on or prior to 12:00 midnight, New York City time, on the Expiration Date and (c) the tendered Warrants in proper form for transfer (or a Book-Entry Confirmation), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of book-entry delivery, an Agent's Message), and any other documents required by the Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery. See the Offer to Purchase under "Section 5. Procedure for Tendering of Warrants."

     THE METHOD OF DELIVERY OF WARRANTS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING WARRANTHOLDER. IF CERTIFICATES FOR SHARES ARE TO BE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or photocopy thereof), the tendering warrantholder waives any right to receive any notice of the acceptance for payment of the Warrants.

     2. SIGNATURE ON THIS LETTER OF TRANSMITTAL; POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. The signature(s) of the registered holder(s) on this Letter of Transmittal in the page titled "Signature(s)" must correspond with the name(s) as written on the face of the Warrants without alteration, enlargement or any change whatsoever.

          (a) If any of the Warrants are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

          (b) If any of the Warrants are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations.

          (c) If this Letter of Transmittal is signed by the registered holder(s) of the Warrants, no endorsements of Warrants or separate powers are required, unless certificates for Warrants not tendered are to be issued in the name of, or delivered to, any person other than the registered holder(s). Signatures on any such Warrants or powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

          (d) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Warrants, such Warrants must be endorsed or accompanied by appropriate powers and signed exactly as the name(s) of the registered holder(s) appear(s) on such Warrants. Signatures on any such Warrants or powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

          (e) If this Letter of Transmittal or any certificates or powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of the authority of such person to so act must be submitted with this Letter of Transmittal.

     3. TRANSFER TAXES. The Company will pay or cause to be paid all stock transfer taxes, if any, with respect to the tender of any Warrants to it pursuant to the Offer. If, however, (a) payment of the purchase price for the Warrants is to be made to, or certificates for any Warrants not tendered or accepted for purchase are to be issued in the name of, or delivered to, any person other than the registered holder(s), (b) tendered Warrants are registered in the name of any person other than the person signing the Letter of Transmittal or (c) a stock transfer tax is imposed for any reason other than the transfer or sale of the Warrants to the Company pursuant to the Offer, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) will be payable by the tendering holder(s). Unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith, the amount of such transfer taxes will be deducted from the purchase price payable to the tendering holder(s). EXCEPT AS PROVIDED IN THIS INSTRUCTION 3, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE WARRANT CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     4. PARTIAL TENDERS. If fewer than all the Warrants represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Warrants that are to be tendered in the column three of the box entitled "Description of Warrants Tendered." In such case, a new certificate for the remainder of the Warrants represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, as promptly as practicable following the expiration of termination of the Offer. ALL WARRANTS REPRESENTED BY CERTIFICATES
DELIVERED TO THE DEPOSITARY WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the check for the Purchase Price or any Warrants purchased is to be issued in the name of, and/or any Warrants not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Warrants not tendered or not purchased are to be mailed to someone other than the person(s) signing this letter of Transmittal or to an address other than that shown below the signature of the person(s) signing this Letter of Transmittal, then the pages captioned "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     6. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Dealer Manager at the telephone number and address listed on the front of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or other materials related to the Offer may be directed to the Dealer Manager and such copies will be furnished promptly at the Company's expense. Warrantholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

     7. IRREGULARITIES. All questions as to the Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Warrants will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Warrants that it determines are not in proper form or the acceptance for payment of, or payment for, Warrants that may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Warrants and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the company shall determine. None of the Company, the Depositary, the Dealer Manager or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering warrantholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided below, or, in the case of foreign warrantholders, a properly completed Form W-8. Warrantholders wishing to obtain a copy of Form W-8 may contact the Depositary. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering warrantholder to a 31% Federal income tax backup withholding on the payment of the Purchase Price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering warrantholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the Purchase Price thereafter until a TIN is provided to the Depositary.


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SUBSTITUTE              Part 1 -- PLEASE PROVIDE     Social security number
FORM W-9                YOUR TIN IN THE BOX AT         -------------------
                        RIGHT AND CERTIFY BY       OR  -------------------
                        SIGNING AND DATING BELOW    Employer identification
                                                            number
                        ---------------------------------------------------
Department of the       Part 2 -- CERTIFICATION -- Under penalties of
Treasury Internal       perjury, I certify that:
Revenue Service
                        (1) The  number  shown on this form is my correct
                            Taxpayer Identification Number (or I am awaiting
PAYER'S REQUEST FOR         for a number to be issued to me) and
TAXPAYER IDENTIFICATION
NUMBER (TIN)            (2) I  am  not  subject  to  backup   withholding
                            either because: (a) I  am  exempt  from  backup
                            withholding, or (b) I have not been notified by
                            the Internal Revenue Service (the "IRS") that I
                            am subject to backup withholding as a result of
                            a failure to report all interest or  dividends,
                            or (c) the IRS  has  notified  me  that I am no
                            longer subject to backup withholding.
                        ---------------------------------------------------
                        CERTIFICATION INSTRUCTIONS -- You must  Part 3
                        cross  out item (2)  above if you have
                        been  notified by the IRS that you are
                        currently     subject     to    backup
                        withholding  because of underreporting
                        interest  or  dividends  on  your  tax
                        return.   However,   if  after   being
                        notified  by  the  IRS  that  you  are
                        subject to  backup  withholding,   you Awaiting TIN
                        received  another   notification  from   |_|
                        the  IRS  that   you  are  no   longer
                        subject to backup withholding,  do not
                        cross out such item (2).

                        SIGNATURE                         DATE
                                  ----------------------      -------------
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NOTE: FAILURE TO  COMPLETE  AND  RETURN  THIS  FORM MAY  RESULT  IN  BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

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           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld; but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

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              Signature                                   Date

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